COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain office premises and automobile for operation use under lease agreements that expire at various dates through 2026.  Please refer to Note 9 for more information of our lease arrangements.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. There were no committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2021.

For a specific licensed game, we are committed to paying an incentive fee of $30 thousand to the licensor for every $500 thousand additional revenues generated from the game during the agreement period from January 2020 to January 2022. In January 2022, we entered an extension and amendment agreement to extend the term and modified certain provisions. The extension term commenced on January 27, 2022 and expires on January 26, 2024, and the incentive fee is $20 thousand for every $600 thousand additional revenues generated during the extension term.

(c) Investment Agreements

On August 31, 2020, we entered into a convertible note purchase agreement to purchase a US$10,000,000 principal amount convertible promissory note (the “Note”) issued by Aeolus Robotics Corporation (“Aeolus”), a global company primarily engaged in designing, manufacturing, processing and sales of intellectual robotics. The Note, which bears interest at a rate of 2% per annum, shall be due on August 30, 2022 but is extendable to August 30, 2023 at Aeolus’s option, and all or a portion of the principal amount under the Note may be convertible at GigaMedia’s option upon maturity, upon prepayment, or when certain events occur, into ordinary shares or preferred shares of Aeolus at a price of US$3.00 per share, or into preferred shares in Aeolus’s nearest next round equity financing where Aeolus issues further preferred shares. GigaMedia may elect to convert all or any part of the principal amount of the Note into the preferred shares to be issued at the Qualified Financing, among which (1) 20% of such outstanding principal amount shall be converted at a conversion price equal to 90% of the purchase price offered to the investors in such qualified financing, and (2) 80% of such outstanding principal amount shall converted at a conversion price equal to 100% of the purchase price offered to the investors in such qualified financing. In the event that any portion of the principal amount is converted into the ordinary or preferred shares, all the interest accrued but unpaid on such portion of principal amount shall be waived. Assuming full conversion of the Note into ordinary shares and the exercise or conversion of all other Aeolus rights, options and convertible securities outstanding as of August 31, 2020, we would beneficially own 3,333,333 shares representing approximately 4.62% of the total ordinary shares of Aeolus as of August 31, 2020.

In November 2021, Aeolus notified GigaMedia that it intended to issue series B preferred shares, par value of US$0.0001 per share (the “Series B Preferred Shares”), to certain new series B preferred shareholders for a subscription price of US$3.02 per share (the “Next Round Financing”). The Next Round Financing constituted a Qualified Financing as defined in the said Note. GigaMedia exercised its conversion right in accordance with the Note with respect to US$2,000,000 of principal amount at the conversion price of US$2.718 per share, effective December 30, 2021.   GigaMedia received 735,835 Series B Preferred Shares.

After the conversion, the outstanding principal amount under the note is US$8,000,000, and GigaMedia’s right to elect to convert the remaining amount upon maturity, upon prepayment, or when certain events occur, into ordinary shares of Aeolus at a price of US$3.00 per share, is not affected.

If assuming full conversion of the remaining principal amount of the Note into ordinary shares, we would beneficially own 2,666,666 ordinary shares. Along with the above 735,835 preferred shares, that would represent, assuming the exercise or conversion of all other rights, options and convertible securities, approximately 3.56% of the total voting shares of Aeolus as of December 31, 2021.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business.

On January 15, 2018, Ennoconn Corporation (“Ennoconn”) filed a complaint against one of our subsidiaries, GigaMedia Cloud Services Co., Ltd. (“GigaMedia Cloud”) in the Taiwan Taipei District Court. The complaint alleged that GigaMedia Cloud is obligated to pay Ennoconn NTD 79,477,648 (approximately $2,697,471) in connection with a transaction to purchase taximeters in 2015. GigaMedia Cloud filed an answer to the complaint denying Ennoconn’s allegations in the lack of factual and legal basis on March 1, 2018. On November 15, 2018, the Taiwan Taipei District Court determined that all of Ennoconn’s claims were without merit and made a judgment denying the complaint. On January 3, 2019, Ennoconn filed an appeal demanding the judgment which was entered in the District Court, to be reversed and amended. The civil court of the second instance, the Taiwan High Court, has conducted the session of the preparatory proceedings for several times during 2019. As a result, the Taiwan High Court ruled on January 8, 2020, that the decision of the Taiwan Taipei District Court should be partially modified and Ennoconn is entitled to NTD 27,084,180 (approximately $892,763). GigaMedia Cloud has filed another appeal with the Taiwan Supreme Court on February 4, 2020. The Taiwan Supreme Court revoked the previous ruling of the Taiwan High Court, and sent the case back to the Taiwan High Court for a retrial. Under such a sentence ruled by the Taiwan Supreme Court dated May 17, 2021, apart from setting aside the previous judgments of the High Court against GigaMedia Cloud, the appeal made by Ennoconn should be reviewed by the Taiwan High Court by following the instructions of the Taiwan Supreme Court. As of the issue date of these consolidated financial statements, the Taiwan High Court has yet to issue its ruling. GigaMedia Cloud accrued its best estimate for the ultimate resolution of this claim. On the other hand, pursuant to Taiwan’s Company Act, the shareholder of GigaMedia Cloud is limitedly liable for GigaMedia Cloud in an amount equal to the total value of shares subscribed. Therefore, we believe that the immediate parent company, the intermediate parent companies, as well as GigaMedia, the ultimate parent company, individually or collectively do not have obligations to absorb GigaMedia Cloud’s loss exceeding GigaMedia Cloud’s net worth and accordingly, it will not have a material adverse impact on our financial condition, results of operations or cash flows.